UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-10123

              The North Country Funds

(Exact name of Registrant as specified in charter)

              250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)               (Zip code)

              Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         631-470-2616

Date of fiscal year end:  11/30

Date of reporting period: 11/30/05

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen McCurdy, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

1005 South 107th Avenue

Omaha, NE 68114

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2005

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

NOVEMBER 30, 2005

ECONOMIC SUMMARY

The U.S. economy advanced at a 4.3% annualized rate in the third quarter, a significant upward revision from the original estimate of 3.8%.  Behind the upward revision were higher estimates for consumer spending on non-durable goods, investment and housing, and outlays by businesses on equipment and software.

By the end of the third quarter, consumption was moderating. Real consumer spending declined in both September and in August, even though consumers were tapping savings.  Negative personal savings occurs when personal outlays exceed disposable personal income.  Savings from current income may be near zero or negative when outlays are financed by borrowing, selling investments or other assets, or by using savings.  With the exception of a steady reading in May, personal savings, as a percentage of disposable income, has been negative during each month in the April to October period.

Household net worth has increased as values of real estate have skyrocketed.  Home equity extraction has been a significant source of funds for consumer spending.  A slowdown in the housing market could have a negative impact on future consumer spending.  Housing starts dropped in October and permit extensions registered the largest monthly decline since September 1999.  On a three-month moving average basis, starts of new homes show a loss of momentum.  Single family starts have dropped in three out of the last six months.  It is expected that as sales volumes decline, prices will soon follow.

U.S. employers increased their payrolls during November by the largest number of jobs since before Hurricane Katrina, as the Gulf coast recovered from the storm, and energy prices pulled back.  Non-farm payrolls climbed by 215,000 jobs and the unemployment rate held steady at 5%.  The increase in jobs was the largest since payrolls grew by 277,000 in July.  There were widespread increases in employment during November.  Employment in the construction sector, which added 37,000 jobs, reflects the rebuilding and clean up effort after the hurricanes.  Hiring in the professional and technical services (22,000), the healthcare industry (20,000), and restaurants (39,000) were the categories showing notable gains in employment.  The second monthly increase in factory employment (11,000 in November) probably reflects the after effects of the hurricanes.

Economic momentum appeared to be improving early in the holiday shopping season.  The National Retail Federation (NRF) upped its holiday retail sales forecasts and reported that sales for the post Thanksgiving weekend grew 22% over last year.  On-line spending was equally vigorous, advancing at a 20%+ year-over-year pace.  Retailers such as Wal-Mart competed fiercely on price to lure shoppers, helping drive the early momentum.  This news comes on the heels of a reported 27% increase in third quarter e-commerce retail sales.

Overall, economic reports continue to show a healthy U.S. economy, but also a few headwinds.  The pace of growth in housing is slowing, as are the year-over-year gains in median prices of homes.  This occurrence, combined with year-over-year gains in energy prices, negative real wage increases, rising benefit costs, negative savings, and higher lending rates, should challenge consumer spending.  On the other hand, we have seen strong reports on employment, inflation, and housing expenditures, even though sales may be leveling off.  The positive manufacturing data appears to be a partial payback for hurricane related disruption in earlier months.  Both the Philadelphia and New York Fed Manufacturing Surveys revealed expanding manufacturing activity, but somewhat hot inflation signals.  We continue to believe that economic growth may moderate slightly in the fourth quarter of 2005 and first quarter of 2006.  Consumers may spend more than expected this holiday season due to the so-far mild winter and declining gasoline prices.  However, it is no secret that manufacturers are getting pressured by costs, and overall inflation expectations are creeping up as a growing number of consumer-oriented companies have announced price increases.  Rising inflation expectations will likely cause the Federal Reserve to continue to raise the Federal Funds target rate through the first quarter of 2006.  The housing market may continue to slow due to higher mortgage rates and minor retrenching of the consumer.  While economic growth may slow, we believe the annualized growth rate may be within a 2.5% to 3% range over the next two quarters.

Performance data quoted is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.  You should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus from Aquarius Fund Distributors, LLC and read it carefully before investing.

The Equity Growth Fund

For the six months and year ended November 30, 2005 the North Country Equity Growth Fund had a total return of 6.17% and 6.97% versus the S&P 5001 at 5.88% and 8.44% respectively.

Third quarter 2005 earnings for S&P 500 companies rose about 20% overall, ahead of the 18% consensus forecast.  Nearly two-thirds of the companies exceeded earnings per share expectations, while about 20% came up short.  We believe that double-digit earnings per share growth may be possible for the fourth quarter of 2005 and the first quarter of 2006.  Our earnings forecast for all of 2006 assumes earnings growth may slow to a high single-digit pace from the well above average double-digit pace of 2003, 2004, and 2005.

Advancing inflation and the expectation for the continuation of Federal Open Market Committee (FOMC) rate hikes may result in limited price-to-earnings ratio (P/E) expansion.  On valuations, we think stocks are undervalued.  On a P/E basis, the current forward multiple on the S&P 500, using our earnings per share forecast, is 15, in the middle of the post-2001 recovery range of 13-17.  Profit growth may slow, and short-term interest rates may rise further.  On the flip side, we believe dividend payouts, yields, and share buybacks may continue to increase at a strong pace as companies put their cash to work.  Mergers and acquisitions may continue to be a positive catalyst for stock prices.  Lower energy prices, or at least a period of stability, and a shift in investor expectations that an end to the FOMC rate hikes may be sooner than later would likely be a positive catalyst to stock prices at this stage.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

The themes that we had in place for most of the year focused on the challenges facing the consumer, as much of the growth in consumer spending had come from cash out mortgage refinancing, home equity loans, and savings.  The resulting higher energy prices from the damage to refineries in the Gulf of Mexico was expected to trigger a shift in consumers’ attitudes, which could have negatively impacted discretionary spending.  For that reason, we remained underweight in the consumer discretionary sector.  The rebuilding effort resulting from the hurricanes will likely be a positive for the industrial sector of the economy, and therefore, we were overweight in that sector.  The tight supply in energy markets caused by ever increasing worldwide demand for energy reinforced our overweight allocation in the energy sector.  The financial services sector was expected to be impacted both by claims on insurance companies for damages caused by the hurricanes and a flattening yield curve.  The Federal Reserve had communicated that the Federal Funds target rate would continue to be increased to combat inflation.  This reinforced our approach of underweighting the financial sector, focusing more on transaction based revenue generation within the category.  The defensive posture of a flight to dividend yield was expected to drive investors into the consumer staples sector, in which we were overweighted.  That same defensive posture was also what we expected would drive investors focusing on dividend yield to the utility sector.  We remained a marketweight in the materials sector as we felt valuations were far from rock bottom and high energy costs were expected to exert pressure on profit margins.  These negatives were likely to be at least partially offset by strong global demand for basic commodities. We remained a marketweight in the healthcare sector, as roughly 75% of the value of the S&P 500 healthcare sector was made up of pharmaceutical stocks.  Only a handful of drugs were driving sales and disappointments were poorly accepted by investors.  In addition, the experience of Merck with Vioxx reminded investors that litigation risk is ever present. The information technology sector remained at a slight underweight as we thought companies would continue to be challenged by decelerating rates of revenue growth, and high valuations.  The telecommunications sector remained an underweight as competition was expected to spur capital expenditures that may have been necessary to compete with voice-over-internet providers and the wireless business.

Due to the outlook for declining economic growth rates and earnings growth rates, increasing costs in manufacturing, rising interest rates, and a strong dollar, recently we made some minor changes to our sector weightings to take a more defensive posture.  The industrial sector, which had been a slight overweight, was reduced to a marketweight relative to the S&P 500.  While this sector will likely get a bounce from Katrina redevelopment, the overall economy appears to be moderating.  This economic moderation may have a greater impact on this sector.  In addition, many of these companies have exposure overseas and a stronger U.S. dollar of late makes the conversion of foreign profits less advantageous.  We decided to further reduce the telecommunication services sector as competition from voice-over-internet protocol (VOIP), line losses, and the expectation of further capital expenditures, may make for difficult earnings growth.  The utility sector was increased to a marketweight from a minor underweight.  We had been gradually increasing the weighting in this sector, but were reluctant to move immediately to a marketweight as we had concerns over the extremely high valuations relative to earnings growth rates.  The dividend yields in this sector appear attractive relative to bond yields and if the Federal Reserve is perceived to be nearing an end to its tightening phase, this sector may become more attractive.  We increased our overweight in the consumer staples area, again, as a defensive move in the event economic growth moderates.  Lastly, the financial sector had been underweighted for some time as many companies in that sector experienced margin compression due to rising interest rates and a flattening yield curve.  If economic growth moderates, but inflation remains contained, and expectations for FOMC rate hikes diminish, the financial sector may be positively impacted. We raised the weighting in the financial services sector closer to a marketweight though it remains a slight underweight relative to the S&P 500.

The Intermediate Bond Fund

Since June of 2004, the Federal Reserve Open Market Committee (FOMC) has raised its Federal Funds Target Rate twelve times, from 1.00% to 4.00%, in its ongoing effort to contain inflationary pressures.  Our expectation is that the FOMC may continue to raise its Federal Funds Target Rate through 2005 and into 2006.  We believe that in 2006 the Federal Funds Target Rate will very likely reach 4.75% and possibly exceed 5.00% if the FOMC overreacts to perceptions of inflationary pressures.

While core inflation remains modest, October’s Personal Consumption Expenditures Index (excluding food and energy) rose 1.8% year over year, we cannot ignore the potential for non-core inflationary pressures, anecdotal evidence of increased corporate pricing power and the potential for pass-though inflation.

We continue to look beyond core consumer inflation measures to monitor import and producer prices as possible indicators of future inflationary pressure.  We are also monitoring productivity measures such as Unit Labor Costs and Non-Farm Productivity.

We continue to see that the impact of the Federal Reserve’s actions have been most pronounced in the short-end of the yield curve; those bonds maturing between 0 to 2 years.  The U.S. yield curve is essentially flat, with minimal slope across the two-year to ten-year maturity range.  While we continue to expect that a general upward movement of bond yields across the yield curve will emerge over time, we do not foresee a marked increase in the slope of the yield curve.

We seek to position the fund to take into account current conditions, a most likely forecast and a worst-case scenario.  Current conditions – modest economic growth, evidence of inflation in producer prices, wages and imports, but not in core consumer prices; most likely forecast – continued moderate economic growth with moderate inflationary pressures transitioning from producer to consumer final demand – worst case scenario – stronger than anticipated inflation leading to a steeper yield curve.

This all requires walking a fine line between stretching for current yield at the risk of capital loss from either interest rate risk or deteriorating credit quality.

Our inclination is not to stretch for yield by extending maturities in the current interest rate environment; rather, our inclination is to focus on the area of the yield curve that the market rewards – the two to seven year range – thereby enabling us to take advantage of potentially higher reinvestment rates as bonds mature.  There is little reward in the form of higher yields to be gained by extending maturities beyond ten years and in our opinion the risks of such a strategy outweigh the potential incremental returns.

The North Country Intermediate Bond Fund has under performed its benchmark, the Merrill Lynch Corporate/Government 1-10 Year, A or better Index2 in each of the 3 month, 6 month and one year periods ending November 30, 2005.  This underperformance was due to the Fund having a shorter duration than that of its benchmark.  Due to the simultaneous increase in short-term interest rates and a decline in the yield on the ten-year U.S. Treasury, our defensive posture, intended to protect capital, carried with it an opportunity cost that manifested itself in underperformance relative to our benchmark.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.  You should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus from Aquarius Fund Distributors, LLC and read it carefully before investing.

The views expressed are as of November 30, 2005 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

2 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

AFD-02/02/2006-274

North Country Equity Growth Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2005

	1 Year	5 Years	10 Years
North Country Equity Growth Fund	6.97%	(0.99)%	9.68%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2005

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	0.86%	4.80%	4.68%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

THE NORTH COUNTRY FUND

The North Country Funds

Top Ten Industries & Investments

North Country Equity Growth Fund

Top Ten Industries as of November 30, 2005	% of Net Assets	Top Ten Holdings as of November 30, 2005	% of Net Assets
Retail	9.55%	Hartford Financial Services Grp, Inc.	2.61%
Conglomerates	8.35%	ITT Industries, Inc.	2.56%
Medical- Drugs	8.05%	United Technologies Corp.	2.44%
Oil & Gas Services	7.86%	Goldman Sachs Group, Inc.	2.36%
Insurance	4.74%	Noble Corp.	2.26%
Diversified Financial Services	4.51%	T. Rowe Price Group, Inc.	2.26%
Banks	4.42%	General Electric Co.	2.24%
Investment Services	4.17%	American Express Co.	2.15%
Computer/Network Products	4.04%	Radian Group, Inc.	2.13%
Consumer Products	3.79%	Apache Corp.	2.12%

North Country Intermediate Bond Fund

Top Ten Industries as of November 30, 2005	% of Net Assets	Top Ten Holdings as of November 30, 2005	% of Net Assets
U.S. Government Agency Obligations	28.21%	Fifth Third Bank, 4.20%, due 2/23/10	4.16%
Investment Services	17.76%	FNMA, 4.00%, due 8/22/06	3.40%
Banks	10.79%	FHLB, 4.375%, due 5/16/08	3.38%
Diversified Financial Services	9.59%	FHLMC, 4.375%, due 7/30/09	3.35%
Electric Utilities	3.90%	Merrill Lynch, 5.00%, due 1/15/09	3.35%
Telecommunications	3.53%	FHLB, 5.25%, due 7/28/15	3.34%
Business Services	2.85%	Morgan Stanley, 4.75%, due 4/1/14	3.25%
Computers	1.74%	FFCB, 4.30%, due 6/9/09	2.51%
Multimedia	1.72%	First Data Corp., 3.90%, due 10/1/09	2.44%
Retail	1.20%	Goldman Sachs, 3.875%, due 1/15/09	2.15%

                                                                 FFCB  – Federal Farm Credit Bank

                                                                 FHLB  – Federal Home Loan Bank

                                                                 FHLMC – Federal Home Loan Mortgage Corp.

                                                                 FNMA – Federal National Mortgage Assoc.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2005 and held until November 30, 2005.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/05)	Ending Account Value(11/30/05)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/05-11/30/05)
Equity Growth Fund
Actual	$1,000.00	$1,061.73	1.10%	$5.69
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
Intermediate Bond Fund
Actual	$1,000.00	$ 995.69	0.88%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	0.88%	$4.46

                                                       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2005

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS- 95.20%			Cruise Lines- 1.71%
Aerospace / Defense- 2.03%			30,000	Carnival Corp.	$ 1,634,700
32,000	Lockheed Martin Corp.	$ 1,939,200
			Data Processing- 1.47%
Banks- 4.42%			30,000	Automatic Data Procssing	1,410,000
22,000	Bank of America Corp.	1,009,580
34,500	Citigroup, Inc.	1,674,975	Diversified Financial Services- 4.51%
24,500	Wells Fargo & Co.	1,539,825	40,000	American Express Co.	2,056,800
		4,224,380	17,500	Goldman Sachs Group, Inc.	2,256,800
Beverages- 1.97%					4,313,600
31,800	Pepsico, Inc.	1,882,560	E-Commerce- 1.12%
			24,000	eBay, Inc.*	1,075,440
Business Services- 1.36%
30,000	First Data Corp.	1,298,100	Electric Utilities- 2.27%
			15,000	Dominion Resources, Inc.	1,139,250
Chemicals- 0.96%			12,000	FPL Group, Inc.	508,680
27,500	Ecolab, Inc.	914,925	15,000	Southern Co.	520,650
					2,168,580
Computer/Network Products- 4.04%			Food- 1.80%
67,000	Cisco Systems, Inc.*	1,175,180	36,300	General Mills, Inc.	1,725,339
39,000	Dell, Inc.*	1,176,240
17,000	International Business		Industiral Gases - 1.31%
	Machines Corp.	1,511,300	24,000	Praxair, Inc.	1,248,000
		3,862,720
Conglomerates- 8.35%			Insurance- 4.74%
26,000	Dover Corp.	1,051,700	28,500	Hartford Financial Services
60,000	General Electric Co.	2,143,200		Group, Inc.	2,490,045
22,500	ITT Industries, Inc.	2,447,100	36,000	Radian Group, Inc.	2,036,160
43,400	United Technologies Corp.	2,336,656			4,526,205
		7,978,656	Investment Services- 4.17%
Consulting- 1.31%			27,500	Merrill Lynch & Co., Inc.	1,826,550
44,000	Accenture Ltd.	1,251,360	30,000	T. Rowe Price Group, Inc.	2,158,500
					3,985,050
Consumer Products- 3.79%			Medical-Drugs- 8.05%
30,000	Colgate-Palmolive Co.	1,635,600	40,000	Abbott Laboratories	1,508,400
8,000	Kimberly-Clark Corp.	471,840	18,000	Amgen, Inc.*	1,456,740
26,500	Procter & Gamble Co.	1,515,535	23,000	Eli Lilly and Co.	1,161,500
		3,622,975	26,000	Johnson & Johnson	1,605,500
			48,000	Teva Pharmaceutical
				Industries Ltd. - ADR	1,962,240
					7,694,380
The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2005

		Market			Market
Shares		Value	Shares		Value
Medical Equipment & Supplies- 2.47%			Scientific & Technical
15,000	Dentsply International, Inc.	$ 834,450	Instruments- 1.47%
19,000	Medtronic, Inc.	1,055,830	25,400	Danaher Corp.	$ 1,409,700
7,500	Zimmer Holdings, Inc.*	470,025
		2,360,305	Semiconductors- 1.58%
Medical - HMO- 1.77%			56,500	Intel Corp.	1,507,420
22,000	Wellpoint, Inc.*	1,690,260
			Software & Programming- 1.45%
Metals - Diversified- 0.60%			50,000	Microsoft Corp.	1,385,500
13,000	Inco. Ltd.	571,870
			Telecommunications- 3.12%
Motorcycles- 1.06%			45,000	Nokia Corp.- ADR	768,600
18,800	Harley-Davidson, Inc.	1,012,568	28,000	QUALCOMM, Inc.	1,273,160
			43,500	Vodafone Group Plc- ADR	937,425
Multimedia- 1.05%					2,979,185
19,000	The McGraw-Hill		Water- 0.50%
	Companies, Inc.	1,007,950	13,000	Aqua America, Inc.	480,870

Oil & Gas Producers- 3.34%			TOTAL COMMON STOCKS
31,000	Exxon Mobil Corp.	1,798,930	(Cost $77,067,917)		90,993,513
14,500	Valero Energy Corp.	1,394,900
		3,193,830	MONEY MARKET FUNDS- 2.72%
Oil & Gas Services- 7.86%			4,481,390	BlackRock Provident
31,000	Apache Corp.*	2,023,680		Institutional Temp Fund,
50,000	BJ Services Co.	1,832,500		3.81%	4,481,390
26,000	Baker Hughes, Inc.	1,491,100
30,000	Noble Corp.	2,162,100	TOTAL MONEY MARKET FUNDS
		7,509,380	(Cost $4,481,390)		4,481,390
Retail- 9.55%
12,000	Best Buy Co., Inc.	578,880	TOTAL INVESTMENTS
13,000	Costco Wholesale Corp.	649,740	(Cost $81,549,307)	99.89%	$ 95,474,903
19,000	Lowe's Companies, Inc.	1,282,120	Other assets
67,500	Staples, Inc.	1,559,250	less liabilities	0.11%	106,953
53,500	Sysco Corp.	1,729,120
28,500	Target Corp.	1,525,035	TOTAL NET ASSETS	100.00%	$ 95,581,856
39,500	Walgreen Co.	1,804,360
		9,128,505	* Non-income producing security
			ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2005

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS- 59.50%			Computers- 1.74%
Aerospace/Defense- 0.35%			$ 1,000,000	International Business
$ 200,000	McDonnell Douglas Corp.,			Machines Corp.,
	6.875%, due 11/1/06	$ 203,194		5.375%, due 2/1/09	$ 1,015,976

Banks- 10.79%			Diversified Financial Services- 9.59%
1,000,000	Bank of America Corp.,		500,000	American General Finance,
	4.375%, due 12/1/10	972,255		4.00%, due 3/15/11	470,881
800,000	Chase Manhattan Corp.,		500,000	Caterpillar Financial Services,
	6.00%, due 2/15/09	821,755		5.60%, due 3/15/06	500,911
2,500,000	Fifth Third Bank		1,000,000	CIT Group, Inc.,
	4.20%, due 2/23/10	2,430,730		4.125%, due 11/3/09	963,877
	J.P. Morgan Chase & Co.,			Ford Motor Credit Corp.
275,000	6.50%, due 1/15/09	286,630	300,000	3.35%, due 6/20/06	286,315
1,000,000	3.50%, due 3/15/09	956,108	300,000	4.15%, due 6/20/07	264,600
350,000	Nationsbank Corp.,		1,000,000	General Electric Capital
	6.60%, due 5/15/10	372,436		Corporation
500,000	Wells Fargo & Co.,			4.25%, due 6/15/12	952,048
	3.125%, due 4/1/09	472,780	1,000,000	General Motors
		6,312,694		Acceptance Corp.,
Beverages- 0.94%				4.50%, due 7/15/06	963,092
	Pepsico, Inc.,			Household Finance Corp.,
300,000	3.20%, due 5/15/07	293,830	500,000	7.875%, due 3/1/07	517,489
250,000	5.70%, due 11/1/08	256,572	500,000	3.90%, due 10/15/08	479,379
		550,402	200,000	6.375%, due 10/15/11	211,409
Building Materials- 0.89%					5,610,001
500,000	Vulcan Materials,		Electric Utilities- 3.90%
	6.00%, due 4/1/09	520,710	500,000	Alabama Power Co.,
				3.125%, due 5/1/08	479,955
Business Services- 2.85%			500,000	Jersey Central
	First Data Corp.,			Power & Lighting,
250,000	3.375%, due 8/1/08	238,988		6.85%, due 11/27/06	508,416
1,500,000	3.90% due 10/1/09	1,427,589		National Rural Utilities,
		1,666,577	500,000	3.25%, due 10/1/07	485,770
Chemicals- 0.82%			500,000	6.20%, due 2/1/08	512,991
500,000	Du Pont (EI) de		300,000	Virginia Electric & Power,
	Nemours & Co.			4.50%, due 12/15/10	291,506
	4.125%, due 4/30/10	482,307			2,278,638

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2005

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Foods- 0.85%			Pharmaceuticals- 0.82%
$ 250,000	General Mills, Inc.,		$ 500,000	Eli Lilly & Co.,
	2.625%, due 10/24/06	$ 244,354		2.90%, due 3/15/08	$ 479,322
250,000	Kraft Foods, Inc.,
	5.25%, due 6/1/07	251,311	Recreational Activities- 0.88%
		495,665	500,000	Carnival Corp.,
Insurance- 0.17%				6.15%, due 4/15/08	512,759
100,000	John Hancock Life Insurance,
	3.35%, due 11/15/07	97,226	Restaurants- 0.70%
			400,000	McDonald's Corp.,
Investment Services- 17.76%				5.95%, due 1/15/08	408,624
	Bear Stearns Co., Inc.,
500,000	7.80%, due 8/15/07	523,619	Retail- 1.20%
300,000	3.90%, due 11/15/08	286,903	195,000	CVS Corp.,
500,000	3.25%, due 3/25/09	472,905		5.625%, due 3/15/06	195,408
300,000	4.50%, due 10/28/10	291,892	500,000	Target Corp.,
	Goldman Sachs Group, Inc.,			5.40%, due 10/1/08	507,696
1,300,000	3.875%, due 1/15/09	1,259,267			703,104
300,000	6.65%, due 5/15/09	315,234	Telecommunications- 3.53%
500,000	5.125%, due 1/15/15	491,190	565,000	Ameritech Capital
	Lehman Brothers Holdings, Inc.,			Funding Corp.,
1,000,000	3.60%, due 3/13/09	960,419		6.15%, due 1/15/08	575,733
1,000,000	3.95%, due 11/10/09	962,051	500,000	Bellsouth Corp.,
	Merrill Lynch & Co., Inc.,			4.20%, due 9/15/09	485,081
166,000	6.25%, due 10/15/08	171,802	500,000	GTE Northwest, Inc.,
300,000	6.00%, due 2/17/09	309,014		5.55%, due 10/15/08	498,319
2,000,000	5.00%, due 1/15/09	1,956,792	500,000	GTE South, Inc.,
	Morgan Stanley,			6.00%, due 2/15/08	505,888
500,000	3.875%, due 1/15/09	483,807			2,065,021
2,000,000	4.75%, due 4/1/14	1,902,460
		10,387,355	TOTAL CORPORATE BONDS
Multimedia- 1.72%			(Cost $35,458,268)		34,796,030
1,000,000	Gannet Co., Inc.,
	5.50%, due 4/1/07	1,006,455

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2005

Principal		Market	Principal		Market
Amount		Value	Amount		Value

TAXABLE MUNICIPAL BONDS- 2.46%			Government Agencies- 28.21% (continued)
$ 500,000	Illinois State Taxable Pension			Federal National Mortgage
	General Obligation,			Association,
	2.80%, due 6/1/09	$ 467,305	$ 2,000,000	4.00%, due 8/22/06	$ 1,991,300
250,000	Kansas State Development		500,000	3.60%, due 3/3/09	483,035
	Authority Revenue Bond		1,000,000	3.125%, due 3/16/09	951,243
	Public Employee Retirement		1,000,000	4.02%, due 4/20/09	977,746
	Systems, FSA,				16,503,929
	4.40%, due 9/1/09	246,515	Mortgage Backed Securities- 0.27%
250,000	New Jersey State Turnpike			Federal Home Loan Bank,
	Authority Revenue		104,281	5.00%, due 8/1/07	104,520
	Bond Series B, MBIA,		23,173	6.50%, due 11/1/08	23,651
	3.14%, due 1/1/09	237,858	22,239	Federal National Mortgage
500,000	New York State			Association,
	Environmental Clean Water			6.50%, due 11/1/08	22,672
	Taxable Revenue Bond,		4,113	Government National
	3.66%, due 7/15/08	487,345		Mortgage Association,
				11.00%, due 11/15/15	4,500
TOTAL TAXABLE					155,343
MUNICIPAL BONDS			TOTAL U.S. GOVERNMENT &
(Cost $1,507,397)		1,439,023	AGENCY OBLIGATIONS
			(Cost $16,981,671)		16,659,272
U.S. GOVERNMENT & AGENCY
OBLIGATIONS- 28.48%			MONEY MARKET FUNDS- 8.83%
Government Agencies- 28.21%			5,168,100	BlackRock Provident
	Federal Farm Credit Bank,			Institutional Temp Fund,
1,500,000	4.30%, due 6/9/09	1,471,137		3.81%	5,168,100
	Federal Home Loan Bank,		TOTAL MONEY MARKET FUNDS
1,000,000	3.75%, due 5/25/07	985,975	(Cost $5,168,100)		5,168,100
2,000,000	4.375%, due 5/16/08	1,977,402
550,000	5.315%, due 12/23/08	559,659	TOTAL INVESTMENTS
800,000	4.00%, due 5/15/09	781,341	(Cost $59,115,436)	99.27%	$ 58,062,425
1,000,000	3.50%, due 11/3/09	955,475	Other assets
500,000	4.125%, due 8/13/10	486,022	less liabilities	0.73%	434,190
2,000,000	5.25%, due 7/28/15	1,954,690
	Federal Home Loan		TOTAL NET ASSETS	100.00%	$ 58,496,615
	Mortgage Corp.,
2,000,000	4.375%, due 7/30/09	1,960,872	FSA- Financial Security Assurance
1,000,000	4.00%, due 9/22/09	968,032	MBIA- Municipal Bond Insurance Association

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2005

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $81,549,307 and
$59,115,436, respectively)	$ 95,474,903	$ 58,062,425
Receivable for fund shares sold	15,051	2,433
Dividends and interest receivable	171,464	619,981
Prepaid expenses and other assets	7,108	13,802
Total Assets	95,668,526	58,698,641

LIABILITIES:
Accrued advisory fees	58,779	23,900
Dividends payable	-	153,333
Redemptions payable	1,360	7,488
Accrued expenses	26,531	17,305
Total Liabilities	86,670	202,026
Net Assets	$ 95,581,856	$ 58,496,615

NET ASSETS CONSIST OF:
Paid in capital	$ 92,111,999	$ 59,593,522
Accumulated undistributed net investment income	293,164	158
Accumulated net realized loss from
investment transactions	(10,748,903)	(44,054)
Net unrealized appreciation (depreciation) on investments	13,925,596	(1,053,011)
Net Assets	$ 95,581,856	$ 58,496,615

Shares outstanding	9,264,065	5,757,444

Net asset value and redemption price per share	$ 10.32	$ 10.16

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
November 30, 2005

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 78,838	$ 2,511,374
Dividends (net of $10,419 foreign taxes)	1,204,177	-
Total investment income	1,283,015	2,511,374

EXPENSES:
Investment advisory fees	665,813	298,095
Administration fees	134,192	112,015
Transfer agency fees	42,888	26,619
Legal & other professional fees	38,757	25,086
Custody fees	25,473	21,122
Printing expense	17,160	7,491
Audit fees	14,607	13,195
Insurance expense	11,455	6,960
Registration & filing fees	8,432	8,431
Trustees' fees	6,523	4,952
Miscellaneous expenses	1,814	1,314
Total expenses	967,114	525,280

Plus: Expense reimbursement recapture	9,412	-
Net expenses	976,526	525,280

Net investment income	306,489	1,986,094

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain (loss) from investment
transactions	2,435,755	(44,054)
Net change in unrealized appreciation (depreciation)
of investments for the period	3,344,572	(1,422,970)
Net realized and unrealized gain (loss)
on investments	5,780,327	(1,467,024)
Net increase in net assets resulting
from operations	$ 6,086,816	$ 519,070

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2005	November 30, 2004

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 306,489	$ 189,102
Net realized gain from investment transactions	2,435,755	4,421,433
Net change in unrealized appreciation for the period	3,344,572	2,772,818
Net increase in net assets resulting from operations	6,086,816	7,383,353

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.02 and $0.00+
per share, respectively)	(201,510)	(8,097)
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	(201,510)	(8,097)

CAPITAL SHARE TRANSACTIONS:	5,041,922	6,974,618

Net increase in net assets	10,927,228	14,349,874

NET ASSETS:
Beginning of year	84,654,628	70,304,754

End of year (including undistributed net investment income
of $293,164 and $188,185, respectively)	$ 95,581,856	$ 84,654,628

__________________
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2005	November 30, 2004

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,986,094	$ 1,606,666
Net realized gain (loss) from investment transactions	(44,054)	81,000
Net change in unrealized appreciation (depreciation) for the period	(1,422,970)	(1,044,468)
Net increase in net assets resulting from operations	519,070	643,198

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.34 and $0.34
per share, respectively)	(1,986,033)	(1,606,576)
Distributions from net realized gains on investments ($0.02 and
$0.10 per share, respectively)	(84,541)	(349,201)
Total distributions to shareholders	(2,070,574)	(1,955,777)

CAPITAL SHARE TRANSACTIONS:	(855,411)	24,269,895

Net increase (decrease) in net assets	(2,406,915)	22,957,316

NET ASSETS:
Beginning of year	60,903,530	37,946,214

End of year (including undistributed net investment income
of $158 and $97, respectively)	$ 58,496,615	$ 60,903,530

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year		For the year		For the year		For the year		March 1, 2001 *
	ended		ended		ended		ended		through
	November 30,		November 30,		November 30,		November 30,		November 30,
	2005		2004		2003		2002		2001

Net asset value, beginning of period	$ 9.67		$ 8.79		$ 7.55		$ 9.19		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.03		0.02		0.00	+	0.00	+	0.00
Net realized and unrealized gains (losses)
on investments	0.64		0.86		1.24		(1.64)		(0.81)
Total from investment operations	0.67		0.88		1.24		(1.64)		(0.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		0.00	+	0.00		0.00	+	0.00
Distribution from net realized gains
from security transactions	0.00		0.00		0.00		0.00		0.00
Total distributions	(0.02)		0.00		0.00		0.00		0.00

Net asset value, end of period	$ 10.32		$ 9.67		$ 8.79		$ 7.55		$ 9.19

Total return (1)	6.97%		10.02%		16.42%		(17.81)%		(8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 95,582		$ 84,655		$ 70,305		$ 57,298		$ 57,734
Ratios to average net assets (2):
Expenses, before reimbursement	1.09%		1.08%		1.13%		1.13%		1.21%
Expenses, net of reimbursement	1.10%	(3)	1.10%	(3)	1.10%		1.10%		1.10%
Net investment income,	0.36%		0.26%		(0.02)%		(0.04)%		(0.06)%
before reimbursement
Net investment income,
net of reimbursement	0.35%	(3)	0.24%	(3)	0.01%		(0.01)%		0.05%
Portfolio turnover rate	43.24%		37.15%		31.53%		38.24%		20.05%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year	For the year	For the year	For the year		March 1, 2001 *
	ended	ended	ended	ended		through
	November 30,	November 30,	November 30,	November 30,		November 30,
	2005	2004	2003	2002		2001

Net asset value, beginning of period	$ 10.43	$ 10.70	$ 10.54	$ 10.23		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.34	0.34	0.38	0.45		0.33
Net realized and unrealized gains (losses)
on investments	(0.25)	(0.17)	0.16	0.31		0.23
Total from investment operations	0.09	0.17	0.54	0.76		0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.34)	(0.34)	(0.38)	(0.45)		(0.33)
Distribution from net realized gains
from security transactions	(0.02)	(0.10)	0.00	0.00		0.00
Total distributions	(0.36)	(0.44)	(0.38)	(0.45)		(0.33)

Net asset value, end of period	$ 10.16	$ 10.43	$ 10.70	$ 10.54		$ 10.23

Total return (1)	0.86%	1.48%	5.11%	7.56%		5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 58,497	$ 60,904	$ 37,946	$ 29,535		$ 24,531
Ratios to average net assets (2):
Expenses, before reimbursement	0.88%	0.89%	1.04%	1.11%		1.27%
Expenses, net of reimbursement	0.88%	0.89%	1.04%	1.12%	(3)	1.25%
Net investment income,
before reimbursement	3.33%	3.21%	3.50%	4.33%		4.43%
Net investment income,
net of reimbursement	3.33%	3.21%	3.50%	4.32%	(3)	4.45%
Portfolio turnover rate	30.75%	35.52%	21.62%	9.56%		20.72%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2005

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of November 30, 2005.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded on trade date.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business , each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2005, the Adviser received advisory fees of $665,813 from the Equity Fund and $298,095 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2006.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005

However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the year ended November 30, 2005, the Adviser recaptured $9,412 in prior period fee waivers from the Equity Fund.  As of November 30, 2005, there was $54,982 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:

2006	2007	2008
$19,077	$17,663	$18,242

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

        Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At November 30, 2005, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $92,111,999 and $59,597,853, respectively.

        Transactions in capital shares were as follows:

Equity Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2005		November 30, 2004
	Shares	Amount	Shares	Amount

Shares sold	1,908,863	$ 18,746,623	1,788,630	$ 16,618,429
Shares issued for reinvestment
of dividends	3,782	37,406	107	977
Shares redeemed	(1,402,032)	(13,742,107)	(1,035,040)	(9,644,788)
Net increase	510,613	$ 5,041,922	753,697	$ 6,974,618

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005

Intermediate Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2005		November 30, 2004
	Shares	Amount	Shares	Amount

Shares sold	1,194,996	$ 12,347,574	2,600,968	$ 27,570,587
Shares issued for reinvestment
of dividends	16,831	173,452	10,728	113,429
Shares redeemed	(1,291,370)	(13,376,437)	(322,727)	(3,414,121)
Net increase (decrease)	(79,543)	$(855,411)	2,288,969	$ 24,269,895

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2005 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$37,850,968	$17,474,155
Sales	$34,224,108	$21,810,257

At November 30, 2005, net unrealized appreciation, for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$15,145,228	$ 265,632
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(1,219,632)	(1,318,643)
Net unrealized appreciation	$13,925,596	$ (1,053,011)

The aggregate cost of securities for federal income tax purposes at November 30, 2005 is the same as for book purposes for both Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005

NOTE 6. TAX INFORMATION

        The tax character of distributions paid during the years ended November 30, 2005, and 2004, was as follows:

Equity Growth Fund:	2005	2004
Ordinary income	$ 201,510	$ 8,097
Long-term capital gains	−	−
Total	$ 201,510	$ 8,097

Intermediate Bond Fund:	2005	2004
Ordinary income	$1,986,033	$ 1,606,576
Long-term capital gains	84,541	349,201
Total	$2,070,574	$ 1,955,777

On December 30, 2005, an ordinary income distribution of $0.0305 per share was declared for the Equity Growth Fund.  The dividend was paid on January 3, 2006 to shareholders of record on December 29, 2005.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Ordinary Income	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$ 293,164	$ (10,748,903)	$13,925,596
Intermediate Bond Fund	$ 158	$ (44,054)	$ (1,053,011)

As of November 30, 2005, the Funds had available, for federal income tax purposes, the following unused capital loss carry forwards available to offset future capital gains expiring on November 30 of the years below:

	2010	2011	2012	Total
Equity Growth Fund	$7,677,949	$3,070,954	$ -	$10,748,903
Intermediate Bond Fund	-	-	44,054	44,054

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of The

North Country Funds

We have audited the accompanying statements of assets and liabilities of The North Country Funds (the “Funds”) comprised of The North Country Intermediate Bond Fund and The North Country Equity Growth Fund, including the schedules of investments as of November 30, 2005, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to November 30, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2005 by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The North Country Funds as of November 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

January 24, 2006

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Kenneth C. Hopper, M.D.* c/o Gemini Fund Services, LLC 450 Wireless Boulevard Hauppauge, NY 11788 Age: 67	Trustee since 2001

Chairman & CEO, Northeastern Toxicology Laboratory, Inc.; Chairman & CEO, Bay Optical, Inc. (1972-Present); Chairman, Drug Risk Solutions, LLC (1997-Present); President & CEO, Adirondack Eye Physicians & Surgeons, P.C. (1970-Present); Director, North Country Investment Advisers, Inc. (2000-Present); Director, Arrow Financial Corp. (1983-Present); Director, Glens Falls National Bank & Trust Company (1976-Present).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 68	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 62	Trustee Since 2000	Independent Consultant (2005-Present); President, Glens Falls Lehigh Cement Co. (1999-2005).
Joseph M. Grossi Age: 65	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age: 51	Trustee since 2004	Shareholder and Director of Accounting and Auditing Services and Non-Profit Industry Group, Dorfman-Robbie CPA’s (1978-Present).

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2005

INFORMATION REGARDING

TRUSTEES AND OFFICERS (Unaudited) (Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Wagner Age: 55	President since 2003

President and Chief Operating Officer, Gemini Fund Services, LLC (2004-Present); Chief Operating Officer, Fund Compliance Services, LLC and GemCom, LLC (2004-Present); Sr. V.P., Gemini Fund Services, LLC (1998-2003).

Peter J. Lareau Age: 46	Vice President and AML Compliance Officer since 2002	Compliance Officer, North Country Investment Advisers, Inc. (2001-Present), Vice President Corporate Compliance, Glens Falls National Bank & Trust Company (1982-Present).
Andrew Rogers Age: 36	Treasurer since 2002

President, Fund Compliance Services, LLC (2004-Present); President, GemCom, LLC (2004-Present); Director of Administration, Gemini Fund Services, LLC (2001-Present); Vice President, JP Morgan Chase & Co. (1998-2001).

Colleen T. McCoy Age: 51	Chief Compliance Officer since 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) (2001-Present); Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JP Morgan Chase (1998-2001).

Rose Anne Casaburri Age: 53	Secretary since 2001	Senior Paralegal, Gemini Fund Services, LLC (2001-Present); Human Resources Manager, Federated Department Stores (1996-2001).
James Colantino Age: 36	Assistant Treasurer since 2002	Vice President, Fund Administration, Gemini Fund Services, LLC (2004 – Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

* Kenneth C. Hopper, M.D. is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act.  He serves as a director of Glens Falls National Bank & Trust Company, the sponsor of The North Country Funds and as a director of The North Country Funds’ investment adviser.

THE NORTH COUNTRY FUNDS

THE NORTH COUNTRY FUNDS

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2004 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

              As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

              For the fiscal year ended November 30, 2005, the aggregate audit, audit-related and tax fees billed by Cohen McCurdy, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen McCurdy, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)         Audit Fees

              FY 2005                         $ 26,680

              FY 2004                         $ 23,665

(b)         Audit-Related Fees

              FY 2005                         $ 0

              FY 2004                         $ 0

(c)         Tax Fees

              FY 2005                         $ 1,850

              FY 2004                         $ 3,000

(d)         All Other Fees

              FY 2005                         $ 0

              FY 2004                         $ 0

(e)         (1)         Audit Committee’s Pre-Approval Policies

                            The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)         There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2005

(f)          During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

                                                  Registrant                       Adviser

              FY 2005                         $  1,850                          $  N/A

              FY 2004                         $  3,000                          $  N/A

(h)         Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2005.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)         Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of Ethics filed herewith.

(a)(2)    Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)    Not applicable for open-end investment companies.

(b)         Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        The North Country Funds

By (Signature and Title)

               /s/ Michael J. Wagner

              Michael J. Wagner, President

Date      2/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

               /s/ Michael J. Wagner

              Michael J. Wagner, President

Date      2/8/06

By (Signature and Title)

              /s/Andrew Rogers

Andrew Rogers, Treasurer

Date      2/8/06